Exhibit 99.2

ACADIA
REALTY TRUST

Q4
2024
SUPPLEMENTAL REPORTING INFORMATION

GIVENCHY
GIVENCHY
GIVENCHY

REALTY TRUST

EALTY TRUST—Q220SUPPLEMENTAL REPFORMATIO

Table of Contents	Supplemental Report – December 31, 2024

Visit www.acadiarealty.com for additional investor and portfolio information.

Supplemental Report – December 31, 2024	Company Information

Acadia Realty Trust is an equity real estate investment trust that owns and operates a high-quality core real estate portfolio ("Core" or "Core Portfolio") of street and open-air retail properties in the nation's most dynamic retail corridors, along with an investment management platform that targets opportunistic and value-add investments through its institutional co-investment vehicles (“Investment Management”). For further information, please visit www.acadiarealty.com.

Contact Information

Corporate Headquarters	Investor Relations	New York Stock Exchange
411 Theodore Fremd Avenue	(914) 288-8100	Symbol AKR
Suite 300	investorrelations@acadiarealty.com
Rye, NY 10580

Analyst Coverage

Bank of America / Merrill Lynch	Citigroup - Global Markets	KeyBanc Capital Markets, Inc.
Jeff Spector (646) 855-1363	Craig Mailman (212) 816-4471	Todd Thomas (917) 368-2286
jeff.spector@bofa.com	craig.mailman@citi.com	tthomas@key.com

Green Street Advisors	Compass Point Research & Trading	J.P. Morgan Securities, Inc.
Paulina Rojas Schmidt (949) 640-8780	Floris van Dijkum (646) 757-2621	Michael W. Mueller, CFA (212) 622-6689
projasschmidt@greenstreet.com	fvandijkum@compasspointllc.com	michael.w.mueller@jpmorgan.com

Jefferies	Truist
Linda Tsai (212) 778-8011	Ki Bin Kim, CFA (212) 303-4124
ltsai@jefferies.com	kibin.kim@truist.com

3	Table of Contents

Market Capitalization
Supplemental Report – December 31, 2024	(Including pro-rata share of Investment Management debt, in thousands, except per share amounts)

				Changes in Total Outstanding Common				Weighted Average
	Total Market		Capitalization	Shares and OP Units				Diluted EPS		Diluted FFO
	Capitalization ($)%		Based on Net Debt [1]		Common Shares [2]	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	119,658			Balance at 12/31/2023	95,362	5,345	100,707
Common Operating Partnership ("OP") Units	4,709			Vesting RS and LTIPs	9	417	426
Combined Common Shares and OP Units [2]	124,367			OP Conversions	795	(795)	—
				Issuance of Shares	6,987	—	6,987
Share Price at December 31, 2024	$24.16			Other	3	—	3
				Balance at 3/31/2024	103,156	4,967	108,123	102,128	102,128	111,051	111,051
Equity Capitalization - Common Shares and OP Units	$3,004,707			Vesting RS and LTIPs	44	32	76
Preferred OP Units [3]	6,186			OP Conversions	400	(255)	145
Total Equity Capitalization	3,010,893	72%	72%	Issuance of Shares	1,652	—	1,652
				Other	15	—	15
Debt Capitalization				Balance at 6/30/2024	105,267	4,744	110,011	103,592	102,860	111,837	111,096
Consolidated debt [4]	1,547,947
Adjustment to reflect pro-rata share of debt	(369,730)			OP Conversions	96	(32)	64
Total Debt Capitalization	1,178,217	28%	28%	Issuance of Shares	8,533	—	8,533
				Other	6	—	6
Total Market Capitalization [2]	$4,189,110	100%	100%	Balance at 9/30/2024	113,902	4,712	118,614	108,351	104,704	117,004	113,264

				OP Conversions	3	(3)	—
				Issuance of Shares	5,750	—	5,750
				Other	3	—	3
				Balance at 12/31/2024	119,658	4,709	124,367	118,750	108,258	126,255	116,078

1.
Reflects debt net of $33,866 Core Portfolio and pro-rata share of Investment Management cash.
2.
Does not include the Common Shares sold under the Forward Equity Offerings (refer to page 5).
3.
Represents 188 Series A and 66,519 Series C Preferred OP Units convertible into 25,067 and 230,967 Common OP Units, respectively, multiplied by the Common Share price at quarter end.
4.
Reflects consolidated debt excluding $10,681 of unamortized premium and unamortized loan costs.

4	Table of Contents

Forward Equity Offerings
Supplemental Report – December 31, 2024	(in thousands)

Forward Equity Offerings	Shares	Anticipated Net Proceeds Remaining[1]

Beginning balance, October 1, 2024	5,750	$131,800
Shares sold during the fourth quarter and 2025 to-date[2]	11,172	276,768
Shares settled during the fourth quarter and 2025 to-date	(5,750)	(131,800)
Ending balance, December 31, 2024 and 2025 to-date	11,172	$276,768

1.
Amounts received upon settlement are subject to customary adjustments in accordance with the forward sales contracts.
2.
Includes shares sold of 262,211 in January 2025 for anticipated net proceeds of $6.3 million.

5	Table of Contents

Consolidated Statements of Operations
Supplemental Report – December 31, 2024	(in thousands)

	December 31, 2024 [1]
	Quarter	Year Ended
Revenues
Rental income	$91,579	$349,530
Other	1,755	10,159
Total revenues	93,334	359,689
Expenses
Depreciation and amortization	35,189	138,910
General and administrative	10,397	40,559
Real estate taxes	12,535	46,049
Property operating	16,772	66,000
Impairment charges	1,678	1,678
Total expenses	76,571	293,196

(Loss) gain on disposition of properties	(393)	(834)
Operating income	16,370	65,659
Equity in (losses) earnings of unconsolidated affiliates	(774)	15,178
Interest income	6,575	25,085
Realized and unrealized holding (losses) gains on investments and other	904	(5,014)
Interest expense	(21,904)	(92,557)
Income from continuing operations before income taxes	1,171	8,351
Income tax provision	(11)	(212)
Net income	1,160	8,139
Net loss attributable to redeemable noncontrolling interests	1,397	7,915
Net loss attributable to noncontrolling interests	5,967	5,596
Net income attributable to Acadia Shareholders	$8,524	$21,650

	December 31, 2024 [1]
	Quarter	Year Ended
Reconciliation of Revenues to Consolidated GAAP Revenues
Total Revenues	$87,650	$340,900
Straight-line rent income	2,705	6,114
Above/below-market rent income	1,800	5,951
Asset and property management fees	283	874
Development, construction, leasing and legal fees	741	1,095
Other income	155	4,755
Consolidated Total GAAP Revenues	$93,334	$359,689

Reconciliation of Operating Expenses to Consolidated GAAP Property Operating Expenses
Property operating - CAM and Other	$13,973	$53,398
Other property operating (Non-CAM)	2,651	12,007
Asset and property management expense	148	595
Consolidated Total GAAP Operating Expenses	$16,772	$66,000

6	Table of Contents

Consolidated Statements of Operations - Detail
Supplemental Report – December 31, 2024	(in thousands)

	December 31, 2024 [1]
CORE PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	Quarter	Year Ended
REVENUES
Minimum rents	$69,392	$268,460
Percentage rents	514	2,027
Expense reimbursements - CAM	8,334	34,118
Expense reimbursements - Taxes	8,848	32,920
Other property income	562	3,375
Total Revenues	87,650	340,900

EXPENSES
Property operating - CAM	13,049	52,344
Other property operating (Non-CAM)	2,651	12,007
Real estate taxes	12,535	46,049
Asset and property management expense	148	595
Total Expenses	28,383	110,995

NET OPERATING INCOME - PROPERTIES	59,267	229,905

OTHER INCOME (EXPENSE)
Interest income	6,575	25,085
Straight-line rent income	2,705	6,114
Above/below-market rent income	1,800	5,951
Interest expense [2]	(19,233)	(82,474)
Amortization of finance costs	(2,153)	(8,049)
Above/below-market interest expense	5	27
Finance lease interest expense	(523)	(2,061)
Other (expense) income	(814)	3,270
Impairment charges	(1,678)	(1,678)
CORE PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	45,951	176,090

FEE AND OTHER INCOME [3]
Asset and property management fees	283	907
Development, construction, leasing and legal fees	741	1,095
Total Investment Management Fee Income	1,024	2,002

Net promote and other transactional income	—	—
Total Investment Management Fee Income, Net Promote and Other Transactional Income	1,024	2,002

Realized gains on marketable securities, net	3,685	14,188
Less: previously recognized unrealized gains on marketable securities sold	(3,685)	(14,188)
Unrealized gains (losses) on marketable securities	949	(4,616)
Income tax provision	(11)	(212)
Total Fee and Other Income (Loss)	1,962	(2,826)

General and Administrative	(10,397)	(40,559)

Depreciation and amortization	(35,097)	(138,547)
Non-real estate depreciation and amortization	(92)	(363)
(Loss) gain on disposition of properties	(393)	(834)
Gain (loss) before equity in earnings and noncontrolling interests	1,934	(7,039)

Equity in (losses) earnings of unconsolidated affiliates	(774)	15,178
Noncontrolling interests (including redeemable noncontrolling interests)	7,364	13,511

NET INCOME ATTRIBUTABLE TO ACADIA SHAREHOLDERS	$8,524	$21,650

7	Table of Contents

Statements of Operations – Pro-Rata Adjustments[7]
Supplemental Report – December 31, 2024	(in thousands)

	Quarter Ended December 31, 2024		Year Ended December 31, 2024
CORE PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
REVENUES
Minimum rents	$(28,076)	$12,430	$(115,524)	$53,641
Percentage rents	(145)	93	(586)	371
Expense reimbursements - CAM	(4,390)	1,874	(17,711)	7,557
Expense reimbursements - Taxes	(3,731)	1,955	(14,115)	7,925
Other property income	(293)	76	(1,371)	524
Total Revenues	(36,635)	16,428	(149,307)	70,018

EXPENSES
Property operating - CAM	(6,303)	2,304	(25,020)	8,650
Other property operating (Non-CAM)	(561)	138	(3,075)	898
Real estate taxes	(4,834)	3,008	(18,269)	12,220
Asset and property management expense	(397)	519	(1,786)	2,330
Total Expenses	(12,095)	5,969	(48,150)	24,098
NET OPERATING INCOME - PROPERTIES	(24,540)	10,459	(101,157)	45,920

OTHER INCOME (EXPENSE)
Interest income	(146)	46	(475)	102
Straight-line rent income	(536)	471	(3,844)	2,979
Above/below-market rent (expense) income	(736)	638	(2,881)	2,219
Interest expense	12,545	(4,536)	49,426	(18,719)
Amortization of finance costs	939	(288)	3,868	(1,302)
Above/below-market interest expense	—	—	—	135
Finance lease interest expense	345	(102)	1,369	(403)
Other (expense) income	(119)	(1)	(1,089)	28
Impairment charges	928	—	928	—
CORE PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	(11,320)	6,687	(53,855)	30,959

FEE AND OTHER INCOME [3]
Asset and property management fees	2,613	152	11,485	598
Development, construction, leasing and legal fees	1,027	97	5,737	387
Total Investment Management Fee Income	3,640	249	17,222	985

Net promote and other transactional income	—	—	—	—
Total Investment Management Fee Income, Net Promote and Other Transactional Income	3,640	249	17,222	985

Income tax provision	(18)	(2)	38	(14)
Total Fee and Other Income (Loss)	3,622	247	17,260	971

General and Administrative	725	(438)	2,730	(1,326)
Depreciation and amortization	14,693	(7,261)	62,186	(31,089)
Loss (gain) on disposition of properties	7	(9)	(13,743)	15,663
Gain (loss) before equity in earnings and noncontrolling interests	7,727	(774)	14,578	15,178

Equity in (losses) earnings of unconsolidated affiliates	—	—	—	—
Noncontrolling interests [6]	(363)	—	(1,067)	—

NET INCOME (LOSS) ATTRIBUTABLE TO ACADIA SHAREHOLDERS	$7,364	$(774)	$13,511	$15,178

8	Table of Contents

Balance Sheet
Supplemental Report – December 31, 2024	(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Buildings and improvements	$3,174,250	Components of Real estate under development:
Tenant improvements	304,645	Core	$98,255
Land	906,031	Fund III	31,364
Construction in progress	23,704	Total	$129,619
Right-of-use assets - finance leases	61,366
	4,469,996
Less: Accumulated depreciation and amortization	(926,022)
Operating real estate, net	3,543,974
Real estate under development	129,619	Summary of other assets, net:
Net investments in real estate	3,673,593	Deferred charges, net	$39,189
Notes receivable, net ($2,004 of allowance for credit losses)	126,584	Accrued interest receivable	32,154
Investments in and advances to unconsolidated affiliates	209,232	Due from seller	2,343
Lease intangibles, net	86,853	Prepaid expenses	15,448
Other assets, net	136,914	Other receivables	2,523
Right-of-use assets - operating leases, net	25,531	Income taxes receivable	1,475
Cash and cash equivalents	16,806	Corporate assets, net	563
Restricted cash	22,897	Deposits	12,074
Marketable securities	14,771	Derivative financial instruments	31,145
Straight-line rents receivable, net	40,760	Total	$136,914
Rents receivable, net	17,262
Total assets	$4,371,203

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgage and other notes payable, net	953,700	Summary of accounts payable and other liabilities:
Unsecured notes payable, net	569,566	Lease liability - finance leases, net	$31,374
Unsecured line of credit	14,000	Accounts payable and accrued expenses	68,354
Accounts payable and other liabilities	155,192	Deferred income	39,351
Lease liabilities - operating leases	27,920	Tenant security deposits, escrow and other	14,515
Dividends and distributions payable	24,505	Derivative financial instruments	1,598
Lease intangibles, net	77,534	Total	$155,192
Distributions in excess of income from, and investments in, unconsolidated affiliates	16,514
Total liabilities	1,838,931
Commitments and contingencies
Redeemable noncontrolling interests	30,583
Shareholders' Equity
Common shares	120
Additional paid-in capital	2,436,285
Accumulated other comprehensive income	38,650
Distributions in excess of accumulated earnings	(409,383)
Total Acadia shareholders’ equity	2,065,672
Noncontrolling interests	436,017
Total equity	2,501,689
Total liabilities, redeemable noncontrolling interests, and equity	$4,371,203

9	Table of Contents

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – December 31, 2024	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
Real estate
Buildings and improvements	$(202,684)	$80,864
Tenant improvements	(812,838)	297,732
Land	(62,650)	19,835
Construction in progress	(6,486)	2,254
Right-of-use assets - finance leases	(22,571)	22,057
	(1,107,229)	422,742
Less: Accumulated depreciation and amortization	168,676	(81,796)
Operating real estate, net	(938,553)	340,946
Real estate under development	(23,667)	2,216
Net investments in real estate	(962,220)	343,162
Notes receivable, net ($2,004 of allowance for credit losses)	65,902	—
Investments in and advances to unconsolidated affiliates	(33,752)	(145,779)
Lease intangibles, net	(32,278)	11,479
Other assets, net	5,133	6,252
Right-of-use assets - operating leases, net	(1,571)	—
Cash and cash equivalents	(10,844)	6,324
Restricted cash	(7,645)	6,727
Marketable securities	—	—
Straight-line rents receivable, net	(11,178)	6,602
Rents receivable, net	(5,835)	2,109
Total assets	$(994,288)	$236,876

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgage and other notes payable, net	$(568,222)	$210,644
Unsecured notes payable, net	—	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(27,722)	22,361
Lease intangibles, net	(29,249)	12,204
Lease liabilities - operating leases	(1,650)	4
Dividends and distributions payable	—	—
Lease liability - finance leases	(21,169)	8,179
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(16,516)
Total liabilities	(648,012)	236,876
Shareholders' Equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive income	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests (including redeemable noncontrolling interests)	(346,276)	—
Total equity	(346,276)	—
Total liabilities, redeemable noncontrolling interests, and equity	$(994,288)	$236,876

1.
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2.
Net of consolidated capitalized interest of $2.1 million and $7.3 million for the three months and year ended December 31, 2024, respectively.
3.
Refer to Fee Income Detail page in the Supplemental Report.
4.
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and includes redeemable noncontrolling interests.
5.
Represents the Company’s pro-rata share of unconsolidated investments (which consists of unconsolidated Core properties but also includes Investment Management assets that are held off-balance sheet), of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.
6.
This represents the (loss) income allocable to Operating Partnership Units of $0.4 million and $1.1 million, respectively, for the three months and year ended December 31, 2024.
7.
The Company currently has controlling ownership interests in both (a) Investment Management (represented by Funds II, III, IV & V) and (b) non-wholly owned Core assets. All properties which the Company is deemed to control are consolidated within the Company's financial statements.

10	Table of Contents

Funds from Operations (“FFO”), FFO Before Special Items, Adjusted Funds from Operations (“AFFO”)
Supplemental Report – December 31, 2024	(in thousands, except per share amounts)

	Quarter Ended				Year Ended	Quarter Ended	Year Ended
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2024	December 31, 2023	December 31, 2023
Funds from operations ("FFO"):
Net Income (Loss) attributable to Acadia	$3,269	$1,443	$8,414	$8,524	$21,650	$(1,337)	$19,873
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	27,087	26,291	26,407	27,665	107,450	27,689	109,732
Loss (gain) on disposition on real estate properties (net of noncontrolling interest share)	275	568	(2,324)	395	(1,086)	—	—
Impairment charges (net of noncontrolling interest share)	—	—	—	750	750	—	852
Income attributable to noncontrolling interests' share in Operating Partnership	326	187	465	430	1,408	92	1,774
FFO to Common Shareholders and Common OP Unit holders - Diluted	$30,957	$28,489	$32,962	$37,764	$130,172	$26,444	$132,231

Unrealized holding loss (gain) (net of noncontrolling interest share)	2,015	2,308	1,242	(949)	4,616	(352)	(3,762)
Realized gain	3,994	3,586	2,923	3,685	14,188	2,265	4,636
FFO before Special Items attributable to Common Shareholder and Common OP Unit holders [1]	$36,966	$34,383	$37,127	$40,500	$148,976	$28,357	$133,105

Less: Non-cash and non-recurring gain from BBBY lease termination	—	—	—	—	—	—	(7,758)
Funds From Operations Before Special Items attributable to Common Shareholders and Common OP Unit holders, excluding BBBY gain [2]	$36,966	$34,383	$37,127	$40,500	$148,976	$28,357	$125,347

Adjusted Funds from operations ("AFFO"):
FFO	$30,957	$28,489	$32,962	$37,764	$130,172	$26,444	$132,231
Unrealized holding loss (gain) (net of noncontrolling interest share)	2,015	2,308	1,242	(949)	4,616	(352)	(3,762)
Realized gain	3,994	3,586	2,923	3,685	14,188	2,265	4,636
Straight-line rent, net	(196)	(977)	(1,436)	(2,640)	(5,249)	(611)	(1,690)
Above/below-market rent	(1,175)	(1,316)	(1,096)	(1,702)	(5,289)	(1,583)	(14,904)
Amortization of finance costs	1,096	1,540	1,345	1,502	5,483	1,226	4,477
Above/below-market interest	(43)	(109)	(5)	(5)	(162)	(56)	(209)
Non-real estate depreciation	91	91	89	92	363	91	363
Stock-based compensation	3,938	2,406	2,388	2,400	11,132	2,261	10,581
Leasing commissions	(560)	(1,362)	(544)	(1,908)	(4,374)	(2,208)	(5,941)
Tenant improvements	(1,212)	(907)	(2,701)	(3,676)	(8,496)	(1,708)	(10,594)
Maintenance capital expenditures	(1,640)	(2,143)	(2,037)	(2,053)	(7,873)	(1,434)	(8,618)
AFFO to Common Shareholders and Common OP Unit holders	$37,265	$31,606	$33,130	$32,510	$134,511	$24,335	$106,570

Total weighted-average diluted shares and OP Units	111,051	111,837	117,004	126,255	116,078	102,963	102,928

Diluted FFO per Common share and OP Unit:
FFO	$0.28	$0.25	$0.28	$0.30	$1.12	$0.26	$1.28

FFO before Special Items	$0.33	$0.31	$0.32	$0.32	$1.28	$0.28	$1.29

FFO before Special Items, excluding non-cash and non-recurring BBBY gain [2]	$0.33	$0.31	$0.32	$0.32	$1.28	$0.28	$1.22
1.
The Company defines Special Items to include (i) unrealized holding losses or gains (net of noncontrolling interest share) on investments and (ii) other costs that do not occur in the ordinary course of the Company's underwriting and investing business.
2.
Results for the year ended December 31, 2023 included a non-cash gain of $7.8 million from the termination of the Bed Bath and Beyond below-market lease at 555 9th Street in San Francisco, California.

11	Table of Contents

EBITDA
Supplemental Report – December 31, 2024	(in thousands)

	Quarter Ended		Year Ended
	December 31,		December 31,
	2024	2023	2024	2023
EBITDA:

Net Income (Loss) Attributable to Acadia	$8,524	$(1,337)	$21,650	$19,873

Adjustments:
Depreciation and amortization	27,757	27,780	107,813	110,095
Interest expense	11,224	16,040	51,767	64,111
Amortization of finance costs	1,502	1,226	5,483	4,477
Above/below-market interest	(5)	(56)	(162)	(209)
(Gain) loss on disposition of properties	395	—	(1,086)	—
Unrealized holding loss (gain) on investment in Albertsons and other	(949)	(352)	4,616	(3,762)
Realized gain	3,685	2,265	14,188	4,636
Provision for income taxes	31	53	188	215
Impairment charges	750	—	750	852
Noncontrolling interest - OP	363	(31)	1,067	1,282
EBITDA	$53,277	$45,588	$206,274	$201,570

Less: Realized gain	(3,685)	(2,265)	(14,188)	(4,636)
Core EBITDA excluding realized gains	$49,592	$43,323	$192,086	$196,934

12	Table of Contents

Core Portfolio – Same Property Performance [1]
Supplemental Report – December 31, 2024	(in thousands)

	Quarter Ended December 31,		Change	Year Ended December 31,		Change
	2024	2023	Favorable/ (Unfavorable)	2024	2023	Favorable/ (Unfavorable)

Summary
Minimum rents	$36,851	$34,572	6.6%	$144,403	$137,066	5.4%
Expense reimbursements	8,802	9,714	(9.4)%	35,689	35,055	1.8%
Other property income	613	672	(8.8)%	3,065	3,123	(1.9)%

Total Revenue	46,266	44,958	2.9%	183,157	175,244	4.5%

Expenses
Property operating - CAM & Real estate taxes	12,083	12,340	2.1%	48,185	46,867	(2.8)%
Other property operating (Non-CAM)	1,532	1,724	11.1%	6,379	6,754	5.6%

Total Expenses	13,615	14,064	3.2%	54,564	53,621	(1.8)%

Same Property NOI - Core properties	$32,651	$30,894	5.7%	$128,593	$121,623	5.7%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	3,340	3,378		11,680	18,392
Core NOI	$35,991	$34,272		$140,273	$140,015

Other same property information
Physical Occupancy at the end of the period	93.1%	93.1%
Leased Occupancy at the end of the period	95.8%	95.1%

1.
The above amounts include the pro-rata share of the Company's Core consolidated and unconsolidated investments.

13	Table of Contents

Fee Income Detail [1]
Supplemental Report – December 31, 2024	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other [2]	Total
Year to Date December 31, 2024
Asset and property management fees	$340	$87	$2,705	$9,049	$809	$12,990
Transactional fees	440	270	958	4,575	976	7,219
Total fees	$780	$357	$3,663	$13,624	$1,785	$20,209

Quarter Ended December 31, 2024
Asset and property management fees	$95	$18	$515	$2,154	$266	$3,048
Transactional fees	33	26	105	975	726	1,865
Total fees	$128	$44	$620	$3,129	$992	$4,913

Quarter Ended September 30, 2024
Asset and property management fees	$90	$22	$616	$2,991	$188	$3,907
Transactional fees	203	195	280	902	47	1,627
Total fees	$293	$217	$896	$3,893	$235	$5,534

Quarter Ended June 30, 2024
Asset and property management fees	$80	$26	$709	$2,000	$199	$3,014
Transactional fees	85	34	290	1,251	150	1,810
Total fees	$165	$60	$999	$3,251	$349	$4,824

Quarter Ended March 31, 2024
Asset and property management fees	$75	$21	$865	$1,904	$156	$3,021
Transactional fees	119	15	283	1,447	53	1,917
Total fees	$194	$36	$1,148	$3,351	$209	$4,938

1.
Fees are shown at the Company's pro-rata share and can be derived from the Consolidated Statements of Operations - Detail and Statements of Operations - Pro-Rata Adjustments. The components of the total fee income to the Company are derived by the fees included on the Consolidated Statements of Operations and the Company's share of fees from the Noncontrolling Interests in Consolidated Subsidiaries and the Company' share of fee income from Unconsolidated Subsidiaries.
2.
Other includes fees generated from non-wholly owned joint ventures (within both Core and Investment Management) as well as third-party managed assets.
(1)

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Structured Financing Portfolio
Supplemental Report – December 31, 2024	(in thousands)

	September 30, 2024			Quarter Ended December 31, 2024					Stated	Effective
	Principal	Accrued	Ending		Repayments/	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Issuances	Conversions	Principal	Interest	Balance	Rate	Rate	Dates [1,3]
First mortgage notes [1,2]	$59,801	$3,809	$63,610	$—	$—	$59,801	$3,809	$63,610	5.99%	6.39%	Sept 2025

Other notes [2,4]	135,351	46,837	182,188	167	—	135,518	52,160	187,678	11.63%	11.73%	Sept 2024 - Dec 2027

Total Core notes receivable	$195,152	$50,646	$245,798	$167	$—	$195,319	$55,969	$251,288	9.90%	10.09%

__________

Reconciliation of Notes Receivable to the Pro-Rata Balance Sheet:

Total Notes Receivable per above						$195,319
Allowance for credit loss						(2,833)
Total pro-rata Notes Receivable						$192,486

1.
One Core note which matured on April 20, 2020 in the amount of $17.8 million with accrued interest of $3.8 million was in default at December 31, 2024.
2.
Certain of the first mortgage notes and other notes enable the borrower to prepay or convert its obligations prior to the stated maturity date without penalty.
3.
Certain first mortgage notes have extension options subject to customary conditions.
4.
Includes one Core Portfolio note with a principal balance of $54.0 million that matured on January 9, 2025 and was extended to February 25, 2025 as the parties are finalizing a longer term extension.

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Transactional Activity
Supplemental Report – December 31, 2024	(in thousands)

PROPERTY ACQUISITIONS AND DISPOSITIONS

Property Name	Location	Date of Transaction	Transaction Amount [1]	Ownership % [2]	Investment Management Share	Acadia Share

ACQUISITIONS [3]

Core:
Bleecker Street Portfolio (4 assets)	New York, NY	September 2024	$20,347	100.00%	$—	$20,347
N. Henderson Avenue Expansion Parcels	Dallas, TX	September 2024 November 2024	14,289	100.00%	—	14,289
123-129 North 6th Street	Brooklyn, NY	October 2024	35,343	100.00%	—	35,343
109 North 6th Street	Brooklyn, NY	October 2024	19,040	100.00%	—	19,040
92-94 Greene Street	New York, NY	October 2024	43,594	100.00%	—	43,594
106 Spring Street [5]	New York, NY	January 2025	55,000	100.00%	—	55,000
73 Wooster Street [5]	New York, NY	January 2025	25,000	100.00%	—	25,000
Renaissance Portfolio [5,6]	Georgetown, Washington D.C.	January 2025	117,120	48.00%	—	117,120

Investment Management:
Other Co-Investment Vehicles:
Shops at Grand Avenue [3]	Queens, NY	May 2024	48,509	5.00%	2,425	2,425
Walk at Highwoods Preserve [4]	Tampa, FL	July 2024	31,766	20.00%	6,353	6,353
LINQ Promenade	Las Vegas, NV	December 2024	277,469	15.00%	41,620	41,620

TOTAL ACQUISITIONS			$687,477		$50,398	$380,131

DISPOSITIONS

Core:
Shops at Grand Avenue [3]	Queens, NY	May 2024	$48,250	100.00%	$48,250	$48,250
Walk at Highwoods Preserve [4]	Tampa, FL	October 2024	31,366	100.00%	31,366	31,366

Investment Management:
Fund IV:
2207 & 2208-2216 Fillmore	San Francisco, CA	April 2024	14,060	90.00%	12,654	2,926
Paramus Plaza	Paramus, NJ	June 2024	36,800	50.00%	18,400	4,254

Fund V:
Canton Marketplace	Canton, GA	June 2024	2,200	100.00%	2,200	442
Frederick Crossing	Frederick, MD	September 2024	47,200	90.00%	42,480	8,538

TOTAL DISPOSITIONS			$179,876		$155,350	$95,776

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type	Date of Transaction	Transaction Amount	Ownership % [1]	Investment Management Share	Acadia Share

Core:
Georgetown Renaissance Portfolio	Partner Loan	May 2024	$7,631	100.00%	$—	$7,631

1.
Transaction amounts include capitalized costs, where applicable. Refer to Note 2 in the Company’s latest Form 10-Q or 10-K for further discussion of any such transactions.
2.
Ownership percentages for those properties in Funds II, III, IV, and V within our Investment Management platform represent the respective Investment Management’s ownership, not the Company’s proportionate share.
3.
This was a single transaction in which the Company sold a 95% interest in Shops at Grand Avenue. The difference between the $48,509 acquisition amount and the $48,250 disposition amount is due to acquisition costs, which are included in the acquisition amount. Refer to footnote 2.
4.
In October 2024, the Company completed the capitalization of this investment with the sale of an 80% interest to an affiliate of Cohen & Steers Capital Management, Inc.
5.
Acquisitions that closed after December 31, 2024 do not reflect certain acquisitions costs that may be subsequently capitalized.
6.
Reflects the Company’s additional 48% ownership interest in the Georgetown Renaissance Portfolio effective January 2025.

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2025 Guidance
Supplemental Report – December 31, 2024	(in millions, except per share amounts)

	2025 Guidance Forecast
	Low		High		2024 Actual
(in $ millions, except per share amounts)	$ Millions	$/Share	$ Millions	$/Share	$ Millions	$/Share

Net earnings per share attributable to Acadia shareholders	$26.2	$0.22	$32.1	$0.27	$21.7	$0.19
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interests' share)		0.96		0.96		0.92
Gain on disposition of properties (net of noncontrolling interests' share)		—		—		(0.01)
Impairment charges (net of noncontrolling interest share)		—		—		0.01
Noncontrolling interest in Operating Partnership		0.01		0.01		0.01
NAREIT Funds from operations per share attributable to Common Shareholders and Common OP Unit holders		$1.19		$1.24		$1.12
Net unrealized holding loss[1,2]		—		—		0.04
Funds From Operations Before Special Items and Realized Gains per share attributable to Common Shareholders and Common OP Unit holders		$1.19		$1.24		$1.16
Realized gains and promotes [2]		0.11		0.15		0.12
Funds From Operations Before Special Items per share attributable to Common Shareholders and Common OP Unit holders		$1.30		$1.39		$1.28

17	Table of Contents

2025 Guidance
Supplemental Report – December 31, 2024	(in millions, except per share amounts)

	2025 Guidance Forecast
	Low		High		2024 Actual
(in $ millions, except per share amounts)	$ Millions	$/Share	$ Millions	$/Share	$ Millions	$/Share
FFO Comprises:
Core property NOI	$160		$162		$140
Investment Management property NOI	38		39		34
Total NOI	198		201		174

Core and Investment Management straight-line and above/below market rents	12		14		11
Interest income (Structured Finance Portfolio) [3]	26		27		25
Fund fee and other income	20		22		20
Termination/other income [4]	2		2		2
Realized gains and promotes [2]	16		19		14
General and administrative	(42)		(44)		(39)
Total interest expense and other, net [5]	(65)		(63)		(58)

Funds from Operations before Special Items per share attributable to Common Shareholders and Common OP Unit holders	$167.0	$1.30	$178.0	$1.39	$149.0	$1.28
Realized gains and promotes [2]	(15)		(19)		(14)
Funds from Operations before Special Items and Realized Gains per share attributable to Common Shareholders and Common OP Unit holders	$152.0	$1.19	$159.0	$1.24	$134.8	$1.16
Net unrealized holding loss[1]	—	—	—	—	(5)	(0.04)
NAREIT Funds from operations per share attributable to Common Shareholders and Common OP Unit holders	$152.0	$1.19	$159.0	$1.24	$130.2	$1.12

Additional Guidance Assumptions [6]
Fully diluted common shares - weighted average [7]	119.0		119.0		108.3
Fully diluted common shares and OP Units - weighted average	128.0		128.0		116.1
Same property net operating income growth	5.0%		6.0%		5.7%

1.
This represents the unrealized mark-to-market holding gains (losses) related to the Company’s investment in Albertsons, which was recognized in NAREIT FFO for the year ended December 31, 2024. The Company has not reflected any forward-looking estimates involving future unrealized holding gains or losses (i.e. changes in share price) on Albertsons in its 2025 guidance assumptions.
2.
It is the Company’s policy to exclude unrealized gains and losses from FFO Before Special Items and to include and provide guidance for any anticipated realized gains related to the Company’s investment in Albertsons within FFO Before Special Items.
3.
2025 guidance (both high and low) for interest income assumes that the City Point partner loan remains outstanding throughout the full year, consistent with 2024.
4.
Included within our 2025 guidance is Core NOI and Termination/other income of approximately $6.0 million and $2.0 million, respectively, which is anticipated to be recognized in the first quarter of 2025 related to its lease with Whole Foods at City Center in San Francisco, CA. Included in Termination/other income in 2024 represents $2.0 million associated with a termination fee from a property sale.
5.
Includes interest expense, interest rate swaps, amortization of finance costs, amortization of above and below market interest, debt modifications and capital lease interest, net of capitalized interest.
6.
Consistent with prior years, 2025 guidance does not reflect any accretion or dilution from acquisitions or dispositions that may occur throughout the year. Guidance will be updated, as appropriate, as such transactions occur.
7.
2025 guidance and shares outstanding excludes the impact of the settlement of 11.1 million shares reported on page 5, Forward Equity Offerings.

18	Table of Contents

19

9

Net Asset Valuation Information
Supplemental Report – December 31, 2024	(in thousands)

	CORE	FUND II [3]	FUND III	FUND IV	FUND V	Other Co-Investment Vehicles [5]	Total Investment Management

Acadia Ownership Percentage	N/A	61.67%	24.54%	23.12%	20.10%

Current Quarter NOI
At Pro-Rata [1]
Net Operating Income [2]	$35,991	N/A3	$118	$833	$4,812	$532	$6,295
Less:
Net operating loss (income) from properties sold or assets held for sale	—	N/A3	—	(7)	93	—	85
Net operating (income) loss from pre-stabilized assets, development and redevelopment projects [4]	(2,631)	N/A 3	(118)	(210)	—	—	(328)
Net Operating Income of stabilized assets	$33,360	N/A 3	$—	$616	$4,905	$532	$6,053

Costs to Date (Pro-Rata)
Assets held for sale	$—	N/A [3]	$—	$—	$—	$—	$—
Pre-stabilized assets [4]	153,196	N/A [3]	14,343	30,999	—	—	45,342
Development and redevelopment projects [6]	662,100	N/A 3	7,700	27,800	—	—	35,500
Total Costs to Date	$815,296	N/A 3	$22,043	$58,799	$—	$—	$80,842

Debt (Pro-Rata)	$878,923	$79,886	$8,098	$33,300	$147,660	$30,350	$299,294

1.
This Net Asset Valuation Information page shows Acadia’s pro-rata portion of the Core and Investment Management Net Operating Income.
2.
Does not include a full quarter of NOI for any assets purchased during the current quarter. See Transactional Activity page in this Supplemental Report for descriptions of those acquisitions.
3.
Fund II has been substantially liquidated except for its investment in City Point. Amounts omitted as only remaining asset is City Point.
4.
Pre-stabilized assets consist of the following projects for Core: Route 6 Mall, Mad River, 664 N. Michigan Avenue and 651-671 West Diversey; Fund II: City Point; Fund III: 640 Broadway; Fund IV: 210 Bowery, 801 Madison, 27 E 61st Street and 1035 Third Avenue.
5.
Other Co-investment vehicles currently include the Company’s ownership interest in Shops at Grand Avenue, Walk at Highwoods Preserve and the LINQ Promenade.
6.
Refer to Development and Redevelopment Activity page for projects.

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20

Selected Financial Ratios
Supplemental Report – December 31, 2024	(in thousands, except per share amounts)

	Quarter Ended December 31,				Year Ended December 31,					Quarter Ended December 31,
COVERAGE RATIOS [1]	2024		2023		2024		2023		LEVERAGE RATIOS	2024		2023
Fixed-Charge Coverage Ratios									Debt/Market Capitalization Ratios

EBITDA[2] divided by:	$53,277		$45,588		$206,274		$201,570		Debt + Preferred Equity (Preferred OP Units)	$1,184,403		$1,452,214
Interest expense	11,224		16,040		51,767		64,111		Total Market Capitalization	4,189,110		3,163,226
Principal Amortization	1,783		1,214		10,705		4,857		Debt + Preferred Equity/
Preferred Dividends[3]	67		123		341		492		Total Market Capitalization	28%		46%
Fixed-Charge Coverage Ratio - Core Portfolio and Investment Management	4.1	x	2.6	x	3.3	x	2.9	x
									Net debt [4]	$1,150,537		$1,433,551
Payout Ratios									Total Market Capitalization	4,189,110		3,163,226
									Net Debt + Preferred Equity/
Dividends declared (per share/OP Unit)	$0.19		$0.18		$0.74		$0.72		Total Market Capitalization	27%		45%

Dividends (Shares) & Distributions (OP Units) declared	$24,420		$18,495		$87,364		$73,964
FFO [3]	37,764		26,444		130,172		132,231
FFO Payout Ratio	65%		70%		67%		56%		Debt/EBITDA Ratios

AFFO [3]	32,510		24,335		134,511		106,570		Net debt [4]	1,144,351		1,425,669
AFFO Payout Ratio	75%		76%		65%		69%		EBITDA	206,274		201,570
									EBITDA excluding Realized Gains	192,086		212,151
FFO Before Special Items	40,500		28,357		148,976		133,105		Net Debt/EBITDA - Core and Investment Management	5.5	x	7.1	x
FFO Before Special Items Payout Ratio	60%		65%		59%		56%		Net Debt/EBITDA excluding Realized Gains - Core and Investment Management	6.0	x	6.7	x

Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

1.
See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.
2.
Represents preferred distributions on Preferred Operating Partnership Units.
3.
See Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”) for a reconciliation of AFFO to Net Income attributable to Acadia.
4.
Reflects debt net of the current Core Portfolio and pro-rata share of the Investment Management cash and restricted cash balance at end of period.

20	Table of Contents

21

Portfolio Debt – Summary
Supplemental Report – December 31, 2024	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio		Investment Management		Total						Reconciliation to Consolidated Debt as Reported
Debt Type	Principal Balance	WA Years to Maturity [6]	Principal Balance	WA Years to Maturity [6]	Principal Balance	WA Years to Maturity [6]	Swap Notional (7)	Adjusted Debt Total	Interest Rate	%	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$271,961	3.9	$21,879	3.1	$293,840	3.9	884,377	1,178,217		100%	$21,580	$(57,205)	$1,142,592
Variable-Rate Debt [5]	606,962	3.5	277,415	1.4	884,377	2.9	(884,377)	—		—%	550,139	(144,784)	405,355

Total	$878,923	3.6	$299,294	1.5	$1,178,217	3.1	$—	$1,178,217	4.9%	100%	$571,719	$(201,989)	1,547,947

Unamortized premium					212								212
Net unamortized loan costs					(9,732)								(10,893)
Contingent loan obligation					10,991								—
Total					$1,179,688								$1,537,266

1.
Fixed-rate debt includes notional principal fixed through swap transactions.
2.
Represents the Company's pro-rata share of debt based on its percent ownership.
3.
Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.
Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.
Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.
Based on debt maturity date without regard to available extension options.
7.
Acadia’s pro-rata notional amount of swaps varies from the Swap Interest Rate Summary page due to probable forecasted issuances of debt associated with its acquisition pipeline.

21	Table of Contents

Portfolio Debt – Detail
Supplemental Report – December 31, 2024	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		December 31, 2024	Percent	Amount	Rate	Maturity Date	Options

CORE PORTFOLIO

Fixed-Rate Debt

840 N. Michigan Avenue [2]		$30,000	91.85%	$27,555	N/A	12/10/26	None
239 Greenwich Avenue		26,000	75.00%	19,500	4.00%	07/10/27	1x60 mos.
$20M Senior Note, Series A		20,000	100.00%	20,000	5.86%	08/21/27	None
Georgetown Portfolio (2008 Investment)		13,949	50.00%	6,975	4.72%	12/10/27	None
555 9th Street		57,500	100.00%	57,500	3.99%	01/01/28	1x24 mos.
State & Washington		20,690	100.00%	20,690	4.40%	09/05/28	None
$80M Senior Note, Series B		80,000	100.00%	80,000	5.94%	08/21/29	None
North & Kingsbury		9,953	100.00%	9,953	4.01%	11/05/29	None
151 N. State Street		11,830	100.00%	11,830	4.03%	12/01/29	None
Concord & Milwaukee		2,204	100.00%	2,204	4.40%	06/01/30	None
Gotham Plaza		28,000	49.00%	13,720	5.90%	10/05/34	None
California & Armitage		2,034	100.00%	2,034	5.89%	04/15/35	None

Sub-Total Fixed-Rate Debt		302,160		271,961

Variable-Rate Debt

Georgetown Portfolio (2016 Investment)		152,000	20.00%	30,400	SOFR+2.65%	11/06/26	2x12 mos.
3104 M Street [3]		4,058	20.00%	812	PRIME	01/01/27	2x12 mos.
Sullivan Center		50,000	100.00%	50,000	SOFR+1.60%	11/16/28	None
Crossroads Shopping Center		75,000	49.00%	36,750	SOFR+1.95%	11/04/29	2x12 mos.
Revolving Credit Facility [4]		14,000	100.00%	14,000	SOFR+1.35%	04/15/28	2x6 mos.
Term Loan		400,000	100.00%	400,000	SOFR+1.50%	04/15/28	2x6 mos.
$75 Million Term Loan		75,000	100.00%	75,000	SOFR+1.75%	07/29/29	None

Sub-Total Variable-Rate Debt		770,058		606,962

Total Debt - Core Portfolio		$1,072,218		$878,923

INVESTMENT MANAGEMENT

Fixed-Rate Debt

650 Bald Hill Road	Fund IV	14,996	20.81%	3,120	3.75%	06/01/26	None
Shoppes at South Hills	Fund V	32,256	18.09%	5,835	5.95%	03/01/28	1x12 mos.
Broughton Street Portfolio	Fund IV	25,939	23.12%	5,998	5.62%	06/01/28	None
Canton Marketplace	Fund V	34,460	20.10%	6,926	6.29%	06/01/28	None

Sub-Total Fixed-Rate Debt		107,650		21,879

Variable-Rate Debt [1]

Palm Coast Landing	Fund V	25,301	20.10%	5,086	SOFR+1.86%	01/30/25	None
Eden Square	Fund IV	23,556	20.81%	4,901	SOFR+2.35%	03/01/25	2x3 mos.
Acadia Strategic Opportunity Fund IV Term Loan	Fund IV	36,200	23.12%	8,369	SOFR+2.56%	03/31/25	None
Midstate	Fund V	50,200	20.10%	10,090	SOFR+2.50%	04/28/25	2x12 mos.
New Towne Center	Fund V	16,037	20.10%	3,223	SOFR+2.20%	05/01/25	1x12 mos.
Fairlane Green	Fund V	31,639	20.10%	6,360	SOFR+2.30%	06/05/25	1x12 mos.
Trussville Promenade	Fund V	28,109	20.10%	5,650	SOFR+2.30%	06/15/25	1x12 mos.
City Point	Fund II	137,485	58.10%	79,886	SOFR+2.61%	08/01/25	1x12 mos.
Cypress Creek	Fund V	32,200	20.10%	6,472	SOFR+2.80%	09/01/25	2x12 mos.
640 Broadway	Fund III	33,000	24.54%	8,098	SOFR+3.75%	10/01/25	3x12 mos.
1964 Union	Fund IV	1,332	20.81%	277	SOFR+2.25%	10/01/25	None
Tri-City Plaza	Fund V	35,554	18.09%	6,432	SOFR+2.00%	10/18/25	None
Lincoln Commons	Fund V	35,595	20.10%	7,155	SOFR+3.10%	11/25/25	1x24 mos.
717 N Michigan Avenue	Fund IV	46,000	23.12%	10,635	SOFR+3.33%	12/09/25	None
Frederick County Square	Fund V	24,871	18.09%	4,499	SOFR+2.51%	01/01/26	None
Hiram Pavilion	Fund V	27,088	20.10%	5,445	SOFR+2.30%	03/05/26	1x12 mos.
Hickory Ridge	Fund V	26,708	20.10%	5,368	SOFR+2.30%	10/05/26	1x12 mos.
Monroe Marketplace	Fund V	25,300	20.10%	5,085	SOFR+2.76%	11/12/26	None
Maple Tree Place	Fund V	43,400	20.10%	8,723	SOFR+2.85%	02/14/27	2x12 mos.
Wood Ridge Plaza	Fund V	36,097	18.09%	6,530	SOFR+2.90%	03/21/27	None
La Frontera	Fund V	55,500	18.09%	10,040	SOFR+2.61%	06/10/27	None
Landstown Commons	Fund V	58,849	20.10%	11,829	SOFR+2.20%	10/24/27	2x12 mos.
Family Center at Riverdale	Fund V	38,372	17.97%	6,897	SOFR+2.46%	11/01/27	None
LINQ Promenade	IMP	175,000	15.00%	26,250	SOFR+1.75%	12/12/27	1x24 mos.
Plaza Santa Fe	Fund V	22,893	20.10%	4,601	SOFR+2.10%	12/20/27	2x12 mos.

22	Table of Contents

Portfolio Debt – Detail
Supplemental Report – December 31, 2024	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		December 31, 2024	Percent	Amount	Rate	Maturity Date	Options
Elk Grove Commons	Fund V	41,000	20.10%	8,241	SOFR+2.00%	12/20/27	1x12 mos.
Mohawk Commons	Fund V	39,650	18.09%	7,173	SOFR+2.00%	03/01/28	None
The Walk at Highwoods Preserve	IMP	20,500	20.00%	4,100	SOFR+2.50%	10/25/28	1x12 mos.

Sub-Total Variable-Rate Debt		1,167,435		277,415
Total Debt - Investment Management		1,275,085		299,294
Total Debt - Core Portfolio and Investment Management		$2,347,303		$1,178,217

1.
The Company has hedged a portion of its variable-rate debt with multiple variable to fixed-rate swap agreements which have various maturities (see Swap Interest Rate Summary of this Supplemental report which highlights the notional and fixed base rate). The indicated maturity for each loan reflects the contractual maturity date of the loan without regard to the expiration of the related swap agreements.
2.
The Company makes cash payments at a stated interest rate of 6.5% on the outstanding principal balance. However, following the modification of the loan, the effective interest rate for GAAP purposes is zero.
3.
Bears interest at the greater of 7.00% or the Prime Rate.
4.
The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.

23	Table of Contents

Future Debt Maturities [1]
Supplemental Report – December 31, 2024	(in thousands)

Core Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2025	$2,676	$—	$2,676	$2,266	$—	$—	$2,266	N/A	N/A
2026	5,559	182,000	187,559	5,069	27,555	30,400	63,024	—	2.65%
2027	5,265	61,316	66,581	4,952	45,053	756	50,761	4.91%	—
2028	1,900	534,362	536,262	1,866	70,361	464,000	536,227	4.10%	1.51%
2029	1,886	246,338	248,224	1,538	97,088	111,383	210,009	5.53%	1.88%
Thereafter	1,296	29,620	30,916	1,296	15,340	—	16,636	5.71%	N/A
Total	$18,582	$1,053,636	$1,072,218	$16,987	$255,397	$606,539	$878,923

Investment Management	Contractual Debt Maturities			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2025	$6,490	$530,557	$537,047	$1,259	$—	$162,310	$163,569	N/A	2.65%
2026	4,466	115,657	120,123	852	2,992	19,866	23,710	3.75%	2.46%
2027	3,484	465,768	469,252	656	—	82,093	82,749	N/A	2.22%
2028	486	148,177	148,663	93	18,302	10,871	29,266	5.97%	2.18%
2029	—	—	—	—	—	—	—	N/A	N/A
Thereafter	—	—	—	—	—	—	—	N/A	N/A
Total	$14,926	$1,260,159	$1,275,085	$2,860	$21,294	$275,140	$299,294

1.
Does not include any applicable extension options or subsequent refinancing.
2.
The amounts in the table reflect the all-in fixed rate for maturing debt with a fixed rate, and the spread above the applicable index (typically SOFR) on variable rate debt. The rate does not reflect the all-in rate for variable rate obligations. Refer to Swap Interest Rate Summary page for interest rate protection agreements that fix our variable rate debt.

24	Table of Contents

Future Debt Maturities – As Extended [1]
Supplemental Report – December 31, 2024	(in thousands)

Core Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2025	$2,676	$—	$2,676	$2,266	$—	$—	$2,266	N/A	N/A
2026	5,559	30,000	35,559	5,069	27,555	—	32,624	—	N/A
2027	5,265	32,402	37,667	4,952	26,201	—	31,153	5.57%	N/A
2028	1,900	219,862	221,762	1,866	17,862	80,400	100,128	4.40%	2.00%
2029	1,886	589,866	591,752	1,538	97,088	489,756	588,382	5.53%	1.55%
Thereafter	1,296	181,506	182,802	1,296	86,692	36,382	124,370	4.32%	1.95%
Total	$18,582	$1,053,636	$1,072,218	$16,987	$255,398	$606,538	$878,923

Investment Management	Extended Debt Maturities [1]			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2025	$6,490	$167,372	$173,862	$1,259	$—	$35,594	$36,853	N/A	2.56%
2026	4,466	276,851	281,317	852	2,992	104,517	108,361	3.75%	2.57%
2027	3,484	296,300	299,784	656	—	56,954	57,610	N/A	2.63%
2028	486	170,806	171,292	93	12,718	23,110	35,921	5.98%	2.60%
2029	—	348,830	348,830	—	5,585	54,964	60,549	5.95%	2.09%
Thereafter	—	—	—	—	—	—	—	N/A	N/A
Total	$14,926	$1,260,159	$1,275,085	$2,860	$21,295	$275,139	$299,294

1.
Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancing.
2.
The amounts in the table reflect the all-in fixed rate for maturing debt with a fixed rate, and the spread above the applicable index (typically SOFR) on variable rate debt. The rate does not reflect the all-in rate for variable rate obligations. Refer to Swap Interest Rate Summary page for interest rate protection agreements that fix our variable rate debt.

.

25	Table of Contents

Swap Interest Rate Summary [1]
Supplemental Report – December 31, 2024	(in thousands)

Maturity	Acadia's Pro-rata Notional Amount	Weighted Average Fixed SOFR (2)
January 2025	$2,604	1.6%
March 2025	25,000	2.1%
April 2025	8,522	2.6%
June 2025	12,024	4.4%
October 2025	6,432	4.2%
March 2026	5,445	4.5%
April 2026	11,020	2.9%
May 2026	3,224	3.5%
October 2026	5,369	3.7%
November 2026	34,552	4.5%
December 2026	6,040	4.3%
June 2027	5,020	3.4%
July 2027	125,000	2.4%
December 2027	118,291	2.7%
March 2028	57,173	2.8%
April 2028	50,000	3.3%
November 2028	50,000	2.9%
February 2029	50,000	2.5%
June 2029	25,000	2.0%
July 2029	75,000	2.8%
October 2029	4,100	3.7%
November 2029	36,750	3.8%
December 2029	79,052	3.5%
July 2030	125,000	2.8%

As of December 31, 2024	$920,618	2.9%

1.
Includes the Company's pro-rata share of consolidated and unconsolidated interest rate swaps to hedge against interest variability on Core and Investment Management debt.
2.
Represents strike (fixed) rate on the swap that the Company pays in exchange for receiving SOFR.

26	Table of Contents

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2024

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro							`
Rush and Walton Streets Collection (6 properties)	Lululemon, Reformation, Veronica Beard, St. Laurent, Brandy Melville	2011 2012	100.0%	40,590	—	—	40,590	68.2%	—%	—%	68.2%	93.0%	$6,559,920	$237.08
Clark Street and W. Diversey Collection (4 properties)	Starbucks, TJ Maxx, J Crew Factory, Trader Joe's	2011 2012	100.0%	53,099	—	—	53,099	79.9%	—%	—%	79.9%	79.9%	1,889,078	44.54
Halsted and Armitage Collection (13 properties)	Serena and Lily, Faherty, Allbirds, Warby Parker, Marine Layer, Kiehl's	2011 2012 2019 2020	100.0%	53,220	—	—	53,220	85.8%	—%	—%	85.8%	100.0%	2,312,080	50.66
North Lincoln Park Chicago Collection (6 properties)	Guitar Center, Carhartt	2011 2014	100.0%	22,125	—	27,796	49,921	13.6%	—%	77.6%	49.2%	49.2%	888,099	36.16
State and Washington	Nordstrom Rack, Uniqlo	2016	100.0%	65,401	—	—	65,401	100.0%	—%	—%	100.0%	100.0%	2,768,673	42.33
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,573,000	57.44
North and Kingsbury	Old Navy, Backcountry	2016	100.0%	41,791	—	—	41,791	100.0%	—%	—%	100.0%	100.0%	1,949,790	46.66
Concord and Milwaukee	—	2016	100.0%	13,147	—	—	13,147	100.0%	—%	—%	100.0%	100.0%	480,419	36.54
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	78.8%	78.8%	78.8%	744,239	51.71
Roosevelt Galleria	Petco, Vitamin Shoppe, Dollar Tree	2015	100.0%	—	—	37,995	37,995	—%	—%	89.7%	89.7%	89.7%	823,131	24.15
Sullivan Center	Target	2016	100.0%	176,181	—	—	176,181	78.9%	—%	—%	78.9%	82.2%	5,209,877	37.49
				492,939	—	84,066	577,005	82.2%	—%	83.3%	82.4%	86.5%	$25,198,306	$53.00
New York Metro
Soho Collection/West Village (17 properties)	Zimmermann, Club Monaco, Madewell, Watches of Switzerland, Stone Island, Frame, Theory, Bang & Olufsen, Marine Layer	2011 2014 2019 2020 2022 2024	100.0%	54,811	—	—	54,811	94.3%	—%	—%	94.3%	100.0%	$17,606,187	$340.54
5-7 East 17th Street	—	2008	100.0%	8,658	—	—	8,658	47.1%	—%	—%	47.1%	100.0%	742,500	$182.03
200 West 54th Street	—	2007	100.0%	5,932	—	—	5,932	90.7%	—%	—%	90.7%	90.7%	1,493,949	277.69
61 Main Street	Splendid	2014	100.0%	3,470	—	—	3,470	46.1%	—%	—%	46.1%	100.0%	153,072	95.67
181 Main Street	TD Bank	2012	100.0%	11,514	—	—	11,514	100.0%	—%	—%	100.0%	100.0%	1,091,009	94.75
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	Wingstop	2005	100.0%	—	—	14,824	14,824	—%	—%	100.0%	100.0%	100.0%	502,709	33.91
239 Greenwich Avenue	Watches of Switzerland	1998	75.0%	16,621	—	—	16,621	100.0%	—%	—%	100.0%	100.0%	1,902,510	114.46
252-256 Greenwich Avenue	Veronica Beard, The RealReal, Blue Mercury	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	1,066,548	133.55
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,953	40,603	—%	100.0%	100.0%	100.0%	100.0%	1,114,907	27.46
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	881,322	433.94
313-315 Bowery [2]	John Varvatos	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	527,076	79.86
120 West Broadway	Citizens Bank, Citi Bank	2013	100.0%	13,838	—	—	13,838	100.0%	—%	—%	100.0%	100.0%	2,309,127	166.87
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,291,368	44.36
Williamsburg Collection [3] (3 properties)	Sephora, SweetGreen, Levain Bakery, 'Lululemon, Madewell	2022 2024	100.0%	64,644	—	—	64,644	96.3%	—%	—	96.3%	96.3%	7,344,559	118.01

27	Table of Contents

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2024

991 Madison Avenue	Vera Wang, Gabriela Hearst	2016	100.0%	7,512	—	—	7,512	100.0%	—%	—%	100.0%	100.0%	3,679,704	489.84
Gotham Plaza	Bank of America, Footlocker, Apple Bank	2016	49.0%	—	—	25,931	25,931	—%	—%	76.4%	76.4%	83.9%	1,643,919	82.94
				203,617	34,614	88,822	327,053	93.9%	100.0%	93.1%	94.3%	97.8%	$43,975,467	$142.58
Los Angeles Metro
8833 Beverly Blvd	Luxury Living	2022	97.0%	9,757	—	—	9,757	100.0%	—%	—%	100.0%	100.0%	$1,350,377	$138.40
Melrose Place Collection	The Row, Chloe, Oscar de la Renta	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	3,143,926	224.57
				23,757	—	—	23,757	100.0%	—%	—%	100.0%	100.0%	$4,494,303	$189.18
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	—	2012	100.0%	20,669	—	—	20,669	21.9%	—%	—%	21.9%	21.9%	$297,104	$65.77
14th Street Collection (3 properties)	Verizon	2021	100.0%	19,077	—	—	19,077	63.5%	—%	—%	63.5%	100.0%	1,032,106	85.14
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	88.5%	93.5%	93.5%	1,919,422	35.60
M Street and Wisconsin Corridor (27 Properties) [4]	Lululemon, Duxiana, Rag and Bone, Reformation, Glossier, Alo Yoga, Aritzia, Tesla	2011 2016 2019	26.7%	262,399	—	—	262,399	94.1%	—%	—%	94.1%	95.3%	18,739,549	75.89
				302,145	25,134	32,533	359,812	87.2%	100.0%	88.5%	88.2%	91.1%	$21,988,180	$69.26
Boston Metro
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	$312,576	$297.69
				1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	$312,576	$297.69

Dallas Metro
Henderson Avenue Portfolio (14 properties)	Sprouts Market, Warby Parker, Tecovas	2022	100.0%	89,916	31,635	—	121,551	84.2%	100.0%	—%	88.3%	93.3%	$4,508,540	$42.00

Total Street and Urban Retail				1,113,424	91,383	205,421	1,410,228	86.3%	100.0%	88.4%	87.5%	91.1%	$100,477,372	$81.46

Acadia Share Total Street and Urban Retail				916,714	91,383	192,196	1,200,293	84.7%	100.0%	89.2%	86.6%	90.5%	$86,255,518	$83.01

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Lidl, Chase Bank, City MD	1998	100.0%	—	43,531	100,457	143,988	—%	100.0%	85.2%	89.7%	96.9%	3,424,439	26.53
Marketplace of Absecon	Walgreens, Dollar Tree, Aldi	1998	100.0%	—	46,724	57,832	104,556	—%	28.3%	80.4%	57.1%	78.3%	1,001,110	16.78

New York
Village Commons Shopping Center	Citibank, Ace Hardware	1998	100.0%	—	—	87,128	87,128	—%	—%	87.6%	87.6%	88.8%	2,668,772	34.95
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	86.8%	94.9%	94.9%	3,313,672	28.29
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,106	63,372	—%	100.0%	80.8%	92.1%	92.1%	2,067,733	35.42
Crossroads Shopping Center	HomeGoods, PetSmart, BJ's Wholesale Club	1998	49.0%	—	202,727	105,475	308,202	—%	100.0%	80.2%	93.2%	98.1%	9,230,225	32.12
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	241,746	16,643	258,389	—%	100.0%	100.0%	100.0%	100.0%	2,506,021	9.70
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,996,500	20.72

Connecticut
Town Line Plaza [5]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—%	100.0%	79.1%	95.6%	98.5%	1,539,302	15.39

28	Table of Contents

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2024

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,467,751	11.29
Crescent Plaza	Home Depot, Shaw's	1993	100.0%	—	156,985	61,017	218,002	—%	100.0%	93.4%	98.2%	99.3%	2,133,737	9.97
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	711,662	34.87
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,490,575	36.80

Vermont
The Gateway Shopping Center	Shaw's (Supervalu), Starbucks	1999	100.0%	—	73,184	29,670	102,854	—%	100.0%	88.6%	96.7%	96.7%	2,298,259	23.10

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,270	98,962	—%	100.0%	84.9%	92.8%	92.8%	1,365,585	14.87

Indiana
Merrillville Plaza	Dollar Tree, TJ Maxx, DD's Discount (Ross)	1998	100.0%	—	123,144	112,782	235,926	—%	100.0%	88.1%	94.3%	94.3%	3,210,836	14.43

Michigan
Bloomfield Town Square	HomeGoods, TJ Maxx, Dick's Sporting Goods, Burlington	1998	100.0%	—	153,332	81,619	234,951	—%	100.0%	93.9%	97.9%	98.7%	4,240,815	18.44

Delaware
Town Center and Other (1 property)	Lowes, Dick's Sporting Goods, Target	2003	100.0%	—	678,430	21,891	700,321	—%	97.2%	86.3%	96.9%	99.6%	12,112,222	17.85
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	96.8%	98.1%	100.0%	3,321,484	33.17
Naamans Road	Jared Jewelers, American Red Cross	2006	100.0%	—	—	19,865	19,865	—%	—%	63.8%	63.8%	100.0%	711,939	56.14

Pennsylvania
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	956,954	6.12
Chestnut Hill	—	2006	100.0%	—	—	36,492	36,492	—%	—%	100.0%	100.0%	100.0%	993,248	27.22
Abington Towne Center [6]	Target, TJ Maxx	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	100.0%	100.0%	100.0%	1,359,630	22.95

Total Suburban Properties				—	2,692,899	1,012,295	3,705,194	—%	98.1%	87.8%	95.3%	97.6%	$64,122,472	$19.58

Acadia Share Total Suburban Properties				—	2,589,508	958,503	3,548,011	—%	98.0%	88.3%	95.4%	97.6%	$59,415,057	$18.99

Total Core Properties				1,113,424	2,784,282	1,217,716	5,115,422	86.3%	98.1%	87.9%	93.1%	95.8%	$164,599,844	$36.51

Acadia Share Total Core Properties				916,714	2,680,891	1,150,699	4,748,304	84.7%	98.0%	88.4%	93.1%	95.8%	$145,670,575	$34.96

1.
Excludes properties under development, redevelopment and pre-stabilized, see Development and Redevelopment Activity page of this Supplemental Report. The above in place occupancy and rent amounts only include spaces where leases have commenced. Leased occupancy includes spaces for which leases have been signed and not yet commenced. ABR and ABR per square foot correlates to in place occupancy.
2.
Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.
The Company’s stated legal ownership is 49.99%. However, given the preferences embedded in its interests, the Company did not attribute any value to the 50.01% non-controlling interest holders.
4.
Excludes 94,000 square feet of office GLA.
5.
Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
6.
Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

29	Table of Contents

Core Portfolio – Top Tenants [1]
Supplemental Report – December 31, 2024	(Pro-Rata Basis)

	Number of	Combined		Percentage of Total [2]
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	408,895	$8,323,009	7.0%	5.2%
J.Crew Group [3]	5	18,816	4,411,300	0.3%	2.8%
TJX Companies [4]	9	252,043	3,105,924	4.3%	2.0%
Lululemon	3	10,483	3,086,459	0.2%	1.9%
Dick's Sporting Goods, Inc	2	149,782	2,965,770	2.5%	1.9%
Walgreens	4	68,393	2,887,312	1.2%	1.8%
PetSmart, Inc.	4	76,257	2,794,473	1.3%	1.8%
Trader Joe's	3	40,862	2,532,593	0.7%	1.6%
Fast Retailing [5]	2	32,013	2,513,797	0.5%	1.6%
ALO Yoga	2	22,566	2,447,658	0.4%	1.5%
Supervalu Inc. [6]	2	123,409	2,061,142	2.1%	1.3%
Bob's Discount Furniture	2	68,793	2,027,670	1.2%	1.3%
Tapestry [7]	2	4,250	1,799,519	0.1%	1.1%
Watches of Switzerland [8]	2	13,863	1,756,483	0.2%	1.1%
Royal Ahold [9]	2	103,125	1,711,582	1.8%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,550,757	0.5%	1.0%
The Home Depot	2	187,914	1,345,020	3.1%	0.8%
Citibank	4	16,160	1,337,924	0.3%	0.8%
Gap [10]	2	37,895	1,329,165	0.6%	0.8%
Michaels Stores, Inc.	2	45,285	1,283,810	0.8%	0.8%
TOTAL	60	1,712,301	$51,271,367	29.1%	32.2%

1.
In accordance with the Company's policy of not disclosing the terms of individual leases, this list does not include tenants that operate at only one Acadia Core location. The following tenants with single locations that would otherwise be included in our top 20 tenants are: Lowe's (Town Center), Kohl's (28 Jericho Turnpike), Bang & Olufsen (Soho), Nordstrom Rack (State and Washington) and Vera Wang (991 Madison).
2.
Totals may not foot due to rounding.
3.
Madewell (4 locations), J.Crew Factory (1 location)
4.
TJ Maxx (6 locations), HomeGoods (2 locations), Marshalls (1 location)
5.
Uniqlo (1 location), Theory (1 location)
6.
Shaw’s (2 locations)
7.
Kate Spade (2 locations)
8.
Grand Seiko (1 location), Betteridge Jewelers (1 location)
9.
Stop and Shop (2 locations)
10.
Old Navy (2 locations)

30	Table of Contents

Core Portfolio – Lease Expirations
Supplemental Report – December 31, 2024	(Pro-Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	1	1,977	0.3%	$46.98	0.1%	—	—	—%	$—	—%
2025	31	129,659	16.7%	103.56	17.4%	9	376,598	15.9%	19.14	19.5%
2026	30	77,191	9.9%	143.93	14.4%	10	424,984	17.9%	10.78	12.4%
2027	23	42,732	5.5%	141.62	7.8%	5	155,675	6.6%	21.38	9.0%
2028	21	196,047	25.3%	65.56	16.7%	11	483,822	20.4%	12.43	16.2%
2029	28	64,091	8.3%	101.52	8.4%	13	440,142	18.5%	14.92	17.7%
2030	11	65,703	8.5%	76.44	6.5%	—	—	—%	—	—%
2031	7	38,428	5.0%	85.40	4.3%	2	50,566	2.1%	16.97	2.3%
2032	16	54,851	7.1%	118.30	8.4%	2	62,382	2.6%	12.65	2.1%
2033	23	53,959	7.0%	141.47	9.9%	1	28,881	1.2%	14.50	1.1%
2034	7	15,664	2.0%	116.67	2.4%	1	21,804	0.9%	11.25	0.7%
Thereafter	6	35,977	4.6%	78.50	3.7%	6	328,711	13.8%	21.37	19.0%
Total [2]	204	776,277	100.0%	$99.35	100.0%	60	2,373,565	100.0%	$15.60	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		140,437					52,410
Total Square Feet [2]		916,714					2,680,891

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	—	—	—%	$—	—%	1	1,977	0.0%	46.98	0.1%
2025	38	130,150	12.8%	27.41	11.3%	78	636,407	15.3%	38.03	16.6%
2026	34	120,143	11.8%	26.53	10.1%	74	622,317	14.9%	30.34	13.0%
2027	36	136,781	13.4%	33.92	14.7%	64	335,187	8.0%	41.83	9.6%
2028	35	143,791	14.1%	35.25	16.1%	67	823,660	19.8%	29.06	16.4%
2029	32	131,388	12.9%	26.88	11.2%	73	635,621	15.3%	26.12	11.4%
2030	9	22,285	2.2%	40.95	2.9%	20	87,988	2.1%	67.45	4.1%
2031	15	81,283	8.0%	25.80	6.7%	24	170,277	4.1%	36.63	4.3%
2032	24	94,920	9.3%	33.09	10.0%	42	212,153	5.1%	49.11	7.2%
2033	21	85,791	8.4%	32.23	8.8%	45	168,631	4.0%	64.15	7.4%
2034	10	31,966	3.1%	29.84	3.0%	18	69,434	1.7%	43.59	2.1%
Thereafter	11	38,893	3.8%	42.58	5.3%	23	403,581	9.7%	28.51	7.9%
Total [2]	265	1,017,391	100.0%	$30.98	100.0%	529	4,167,234	100.0%	$34.96	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		133,308					326,155
Total Square Feet [2]		1,150,699					4,748,304

1.
Leases currently under month to month or in process of renewal.
2.
Totals may not foot due to rounding.

31	Table of Contents

Core Portfolio – New and Renewal Rent Spreads [1]
Supplemental Report – December 31, 2024

	Quarter Ended								Year Ended
	March 31, 2024		June 30, 2024		September 30, 2024		December 31, 2024		December 31, 2024
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	2	2	4	4	5	5	3	3	14	14
GLA	3,460	3,460	10,929	10,929	12,542	12,542	53,354	53,354	80,285	80,285
New base rent	$40.04	$35.74	$90.18	$78.81	$80.82	$71.03	$19.40	$17.71	$39.52	$35.13
Previous base rent	$29.91	$30.90	$49.69	$50.77	$46.84	$48.74	$13.33	$15.69	$24.23	$26.28
Average cost per square foot	$49.36	$49.36	$88.18	$88.18	$104.35	$104.35	$34.32	$34.32	$53.24	$53.24
Weighted Average Lease Term (years)	10.0	10.0	9.7	9.7	11.6	11.6	11.9	11.9	11.5	11.5
Percentage growth in base rent	33.9%	15.7%	81.5%	55.2%	72.6%	45.7%	45.6%	12.9%	63.1%	33.7%

Renewal Leases
Number of renewal leases executed	20	20	14	14	7	7	15	15	56	56
GLA	184,391	184,391	67,887	67,887	173,205	173,205	120,895	120,895	546,378	546,378
New base rent	$22.53	$22.24	$75.23	$72.13	$27.06	$26.16	$35.07	$34.57	$33.29	$32.41
Expiring base rent	$20.47	$21.19	$64.95	$69.23	$25.55	$26.26	$31.38	$31.64	$30.02	$31.08
Average cost per square foot	$0.45	$0.45	$—	$—	$0.58	$0.58	$1.24	$1.24	$0.61	$0.61
Weighted Average Lease Term (years)	4.6	4.6	5.5	5.5	4.7	4.7	4.5	4.5	4.7	4.7
Percentage growth in base rent	10.1%	5.0%	15.8%	4.2%	5.9%	(0.4)%	11.8%	9.2%	10.9%	4.3%

Total New and Renewal Leases
Number of new and renewal leases executed	22	22	18	18	12	12	18	18	70	70
GLA commencing	187,851	187,851	78,816	78,816	185,747	185,747	174,249	174,249	626,663	626,663
New base rent	$22.85	$22.49	$77.31	$73.06	$30.69	$29.19	$30.27	$29.41	$34.09	$32.76
Expiring base rent	$20.64	$21.37	$62.83	$66.67	$26.99	$27.78	$25.85	$26.76	$29.28	$30.47
Average cost per square foot	$1.35	$1.35	$12.23	$12.23	$7.58	$7.58	$11.37	$11.37	$7.35	$7.35
Weighted Average Lease Term (years)	4.7	4.7	6.1	6.1	5.1	5.1	6.8	6.8	5.6	5.6
Percentage growth in base rent	10.7%	5.2%	23.0%	9.6%	13.7%	5.1%	17.1%	9.9%	16.4%	7.5%

1.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's construction and/or redevelopment projects (see Development and Redevelopment Activity page of this Supplemental Report) in both new and renewal leases. Renewal leases include exercised options.
2.
Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.
Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
(1)

32	Table of Contents

Core Portfolio – Capital Expenditures
Supplemental Report – December 31, 2024

	Quarter Ended				Year Ended
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2024	December 31, 2023
Leasing Commissions	$560	$1,362	$544	$1,908	$4,374	$5,941
Tenant Improvements	1,212	907	2,701	3,676	8,496	10,594
Maintenance Capital Expenditures	1,640	2,143	2,037	2,053	7,873	8,618
Total Capital Expenditures	$3,412	$4,412	$5,282	$7,637	$20,743	$25,153

33	Table of Contents

Fund Overview
Supplemental Report – December 31, 2024

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$472.0	Million [2]	$502.5	Million	$540.6	Million	$520.0	Million	$2,125.1	Million
Acadia's Commitment	$20.0	Million	$291.2	Million	$123.3	Million	$125.0	Million	$104.5	Million	$664.0	Million
Acadia's Pro-Rata Share	22.2%		61.7	% [2]	24.5%		23.1%		20.1%		31.2%
Acadia's Promoted Share [1]	37.8%		69.4%		39.6%		38.5%		36.1%		45.0%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$559.4	Million	$448.1	Million	$506.0	Million	$468.8	Million	$2,068.9	Million
Cumulative Net Distributions [3]	$195.4	Million	$172.9	Million	$603.5	Million	$221.4	Million	$150.8	Million	$1,344.0	Million
Net Distributions/Contributions	225.6%		30.9%		134.7%		43.8%		32.2%		65.0%
Unfunded Commitment [4]	$0.0	Million	$0.0	Million	$1.9	Million	$24.0	Million	$51.2	Million	$77.1	Million
Investment Period Closes	Closed		Closed		Closed		Closed		Closed
Currently in a Promote Position? (Yes/No)	No		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management	Fund I, II & III		0%
Asset Management [5]	Fund IV		0.75% of Implied Capital
Asset Management [5]	Fund V		1.25% of Implied Capital
Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

1.
Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro-rata share of the remaining 80%.
2.
With regard to Fund II, the additional contributions over original Fund Size reflects prior-period distributions that were re-contributed to the Fund during 2016, 2020, 2021 and 2022 to fund the on-going redevelopment of existing Fund II investments. The $472 million reflects an incremental $172 million of capital contributed in connection with the City Point recapitalization. Fund II contains one remaining investment, City Point. During the second quarter 2022, the Company increased its ownership in Fund II and Mervyns II from 28% to 40%. Additionally, during the third quarter 2022, the Company increased its ownership in Fund II from 40% to 61.7%. During the first quarter 2023, Mervyns II distributed the Albertsons shares to its investors upon expiration of the lock-up agreement.
3.
Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
4.
Unfunded Commitments are set aside to complete leasing and development at existing fund investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales.
5.
Implied Capital is Fund Size less capital attributed to sold investments or released.

34	Table of Contents

Investment Management Retail Properties – Detail [1]
Supplemental Report – December 31, 2024

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point [2]	Primark, Target, Sephora, Basis Schools, Alamo Drafthouse, Trader Joe's, Bang Cookies	2007	94.2%	—	330,448	204,817	535,265	—%	100.0%	44.7%	78.8%	86.0%	$19,930,465	$47.23

Total - Fund II				—	330,448	204,817	535,265	—%	100.0%	44.7%	78.8%	86.0%	$19,930,465	$47.23

Fund III Portfolio Detail

NEW YORK
New York
640 Broadway	─	2012	100.0%	4,547	—	—	4,547	79.1%	—%	—%	79.1%	93.4%	$918,550	$255.37
Total - Fund III				4,547	—	—	4,547	79.1%	—%	—%	79.1%	93.4%	$918,550	$255.37

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,522	—	—	2,522	100.0%	—%	—%	100.0%	100.0%	$300,000	$118.95
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	2,116,939	251.06
1035 Third Avenue [3]	─	2015	100.0%	7,634	—	—	7,634	92.1%	—%	—%	92.1%	92.1%	1,131,623	160.99

BOSTON
Massachusetts
Restaurants at Fort Point	Santander Bank	2016	100.0%	15,711	—	—	15,711	9.1%	—%	—%	9.1%	9.1%	224,438	157.50

NORTHEAST
Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington	2015	90.0%	—	55,000	105,448	160,448	—%	100.0%	77.7%	85.3%	85.3%	2,092,896	15.28

MID-ATLANTIC
Delaware
Eden Square	Giant Food, LA Fitness	2014	90.0%	—	116,003	113,170	229,173	—%	100.0%	91.4%	95.8%	97.9%	3,549,965	16.17

SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	H&M, Warby Parker, Kendra Scott, Starbucks	2014	100.0%	94,693	—	—	94,693	90.5%	—%	—%	90.5%	93.3%	3,275,948	38.21

WEST
California
Union and Fillmore Collection (1 property)	Bonobos	2015	90.0%	1,044	—	—	1,044	100.0%	—%	—%	100.0%	100.0%	147,585	141.36

Total - Fund IV				136,751	171,003	218,618	526,372	77.7%	100.0%	84.8%	87.9%	89.3%	$12,839,393	$27.75

35	Table of Contents

Investment Management Retail Properties – Detail [1]
Supplemental Report – December 31, 2024

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,169	224,152	—%	100.0%	86.2%	95.7%	99.9%	$4,115,611	$19.19

Texas
Wood Ridge Plaza	Kirkland's, Office Depot	2022	90.0%	—	—	217,617	217,617	—%	—%	90.0%	90.0%	91.9%	4,771,885	24.37
La Frontera Village	Kohl's, Hobby Lobby, Burlington, Marshalls	2022	90.0%	—	203,619	330,930	534,549	—%	85.0%	89.1%	87.5%	95.0%	6,923,194	14.80

MIDWEST
Michigan
New Towne Center	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	145,389	45,141	190,530	—%	100.0%	100.0%	100.0%	100.0%	2,416,131	12.68
Fairlane Green	TJ Maxx, Michaels, Burlington	2017	100.0%	—	109,952	160,235	270,187	—%	100.0%	97.1%	98.3%	98.3%	5,245,306	19.75

NORTHEAST
Maryland
Frederick County (1 property)	Lidl, Advance Auto, Starbucks	2019	90.0%	—	90,053	146,454	236,507	—%	100.0%	82.5%	89.1%	92.3%	3,917,315	18.58

Connecticut
Tri-City Plaza	TJ Maxx, HomeGoods, ShopRite	2019	90.0%	—	129,940	172,769	302,709	—%	100.0%	84.0%	90.9%	94.7%	4,047,174	14.71

New Jersey
Midstate	ShopRite, Best Buy, DSW, PetSmart	2021	100.0%	—	270,423	122,466	392,889	—%	100.0%	72.7%	91.5%	94.7%	6,768,205	18.83

New York
Shoppes at South Hills	ShopRite, At Home, Ashley Furniture	2022	90.0%	—	416,804	96,104	512,908	—%	80.7%	58.2%	76.5%	76.5%	4,483,090	11.42
Mohawk Commons	Lowe's, Target	2023	90.0%	—	330,874	70,299	401,173	—%	100.0%	88.1%	97.9%	100.0%	5,647,885	14.38

Pennsylvania
Monroe Marketplace	Kohl's, Dick's Sporting Goods, Giant Food	2021	100.0%	—	263,376	108,276	371,652	—%	100.0%	100.0%	100.0%	100.0%	4,459,795	12.00

Rhode Island
Lincoln Commons	Stop and Shop, Marshalls, HomeGoods	2019	100.0%	—	155,279	305,534	460,813	—%	100.0%	95.7%	97.1%	97.1%	6,032,457	13.48

Vermont
Maple Tree Place [4]	Shaw's, Dick's Sporting Goods, Best Buy, Old Navy	2023	100.0%	—	246,738	150,031	396,769	—%	100.0%	55.1%	83.0%	95.3%	6,535,336	19.84

SOUTHEAST
Virginia
Landstown Commons	Best Buy, Burlington, Ross Dress for Less	2019	100.0%	—	87,883	292,316	380,199	—%	100.0%	95.3%	96.4%	97.1%	7,651,902	20.89

Florida

36	Table of Contents

Investment Management Retail Properties – Detail [1]
Supplemental Report – December 31, 2024

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
Palm Coast Landing	TJ Maxx, PetSmart, Ross Dress for Less	2019	100.0%	—	73,241	98,480	171,721	—%	100.0%	93.4%	96.2%	97.9%	3,520,424	21.30
Cypress Creek	Hobby Lobby, Total Wine, HomeGoods	2023	100.0%	—	167,978	71,678	239,656	—%	100.0%	95.1%	98.5%	98.5%	5,080,689	21.51

North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's Sporting Goods	2017	100.0%	—	266,584	113,981	380,565	—%	100.0%	97.5%	99.3%	99.3%	4,783,801	12.66

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,671	463,681	—%	100.0%	87.2%	97.3%	97.3%	4,480,140	9.93

Georgia
Canton Marketplace	Dick's Sporting Goods, TJ Maxx, Best Buy	2021	100.0%	—	132,569	215,397	347,966	—%	100.0%	94.4%	96.6%	100.0%	6,176,580	18.38
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	210,139	153,252	363,391	—%	100.0%	96.7%	98.6%	98.6%	4,886,285	13.64

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,489	109,589	242,078	—%	100.0%	97.3%	98.8%	100.0%	5,196,093	21.73

Utah
Family Center at Riverdale	Target, Home Goods, Best Buy, Sierra Trading (TJX)	2019	89.4%	—	231,895	140,513	372,408	—%	100.0%	94.5%	97.9%	97.9%	4,096,176	11.23

Total - Fund V				—	4,185,218	3,288,902	7,474,120	—%	97.4%	89.2%	93.8%	95.9%	$111,235,474	$15.87

Other Co-investment Vehicles Detail [5]

NORTHEAST
New York
Shops at Grand Avenue	Stop & Shop (Ahold), Starbucks	2024	5.0%	—	52,336	47,501	99,837	—%	100.0%	100.0%	100.0%	100.0%	3,567,567	35.73
SOUTHEAST
Florida
Walk at Highwoods Preserve	HomeGoods, Michaels	2024	20.0%	—	80,894	56,862	137,756	—%	100.0%	88.2%	95.1%	95.1%	2,633,949	20.10
WEST
Nevada
LINQ Promenade	Yard House, Brooklyn Bowl, I Love Sugar, Starbucks, Welcome to Las Vegas	2024	15.0%	—	—	182,926	182,926	—%	—%	99.1%	99.1%	99.6%	14,600,887	80.52
Total - Other Co-investment Vehicles				—	133,230	287,289	420,519	—%	100.0%	97.1%	98.0%	98.2%	$20,802,403	$50.46

TOTAL INVESTMENT MANAGEMENT PROPERTIES				141,298	4,819,899	3,999,626	8,960,823	77.7%	97.7%	87.3%	92.7%	95.1%	$165,726,286	$19.95

37	Table of Contents

Investment Management Retail Properties – Detail [1]
Supplemental Report – December 31, 2024

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
Acadia Share of Total Investment Management Properties				32,709	1,059,100	842,955	1,934,764	77.7%	98.1%	83.1%	91.2%	94.1%	$39,205,971	$22.21

1.
Excludes properties under development, see Development and Redevelopment Activity page of this Supplemental Report. The above in place occupancy and rent amounts only include spaces where leases have commenced. Leased occupancy includes spaces for which leases have been signed and not yet commenced. ABR and ABR per square foot correlates to in place occupancy.
2.
In place occupancy excludes short-term percentage rent.
3.
Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (13 spaces).
4.
Property also includes 93,259 sf of office space.
5.
Other co-investment vehicles are presented at our pro rata share.

38	Table of Contents

Investment Management Lease Expirations
Supplemental Report – December 31, 2024	(Pro-Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2025	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2026	1	1,426	0.6%	164,531	115.36	1.4%	—	—	—%	—	—	—%
2027	3	15,292	6.2%	1,241,238	81.17	10.7%	1	306	34.7%	77,741	254.05	34.5%
2028	1	552	0.2%	107,618	195.00	0.9%	—	—	—%	—	—	—%
2029	1	580	0.2%	91,368	157.59	0.8%	1	177	20.1%	43,413	245.36	19.3%
2030	—	—	—%	—	—	—%	1	226	25.6%	57,142	252.55	25.4%
2031	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2032	4	78,364	32.0%	1,252,647	15.98	10.8%	—	—	—%	—	—	—%
2033	3	18,877	7.7%	897,049	47.52	7.7%	—	—	—%	—	—	—%
2034	4	4,968	2.0%	516,158	103.91	4.5%	1	173	19.6%	47,117	272.35	20.9%
Thereafter	9	125,076	51.0%	7,307,624	58.43	63.1%	—	—	—%	—	—	—%
Total [2]	26	245,134	100.0%	$11,578,233	$47.23	100.0%	4	882	100.0%	$225,412	$255.51	100.0%

		65,818	Total Vacant [2]					234	Total Vacant [2]
		310,952	Total Square Feet [2]					1,116	Total Square Feet [2]

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	2	661	0.0%	$6,886	$10.42	—%
2025	7	2,344	2.4%	527,199	224.92	18.6%	98	242,265	17.8%	3,386,935	13.98	16.0%
2026	7	13,032	13.2%	203,316	15.60	7.2%	91	118,709	8.7%	2,329,910	19.63	11.0%
2027	11	8,316	8.4%	268,480	32.28	9.5%	92	205,930	15.1%	2,796,478	13.58	13.0%
2028	6	4,629	4.7%	125,329	27.07	4.4%	86	159,898	11.7%	3,093,395	19.35	14.0%
2029	6	28,775	29.2%	584,442	20.31	20.6%	98	218,823	16.1%	3,387,985	15.48	16.0%
2030	1	346	0.4%	16,278	47.00	0.6%	32	60,706	4.5%	1,019,879	16.80	5.0%
2031	3	1,488	1.5%	123,159	82.78	4.3%	33	77,034	5.7%	1,142,004	14.82	5.0%
2032	7	22,742	23.0%	565,286	24.86	19.9%	32	65,640	4.8%	1,088,530	16.58	5.0%
2033	5	12,850	13.0%	294,267	22.90	10.4%	32	61,006	4.5%	1,158,476	18.99	5.0%
2034	1	3,782	3.8%	97,545	25.80	3.4%	42	90,199	6.6%	1,531,867	16.98	7.0%
Thereafter	3	387	0.4%	29,291	75.67	1.0%	12	61,134	4.5%	730,089	11.94	3.0%
Total [2]	57	98,691	100.0%	$2,834,592	$28.72	100.0%	650	1,362,005	100.0%	$21,672,434	$15.91	100.0%

		13,974	Total Vacant [2]					88,044	Total Vacant [2]
		112,665	Total Square Feet [2]					1,450,049	Total Square Feet [2]

39	Table of Contents

Investment Management Lease Expirations
Supplemental Report – December 31, 2024	(Pro-Rata Basis)

	OTHER CO-INVESTMENT VEHICLES
		GLA			ABR
	Leases	Expiring	Percent			Percent
	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%
2025	7	1,749	3.0%	215,768	123.39	7.5%
2026	6	3,045	5.2%	215,306	70.71	7.4%
2027	12	13,704	23.5%	395,951	28.89	13.7%
2028	12	4,362	7.5%	288,635	66.17	10.0%
2029	15	18,161	31.1%	1,057,149	58.21	36.5%
2030	6	2,611	4.5%	170,752	65.40	5.9%
2031	2	2,038	3.5%	139,298	68.34	4.8%
2032	—	—	—%	—	—	—%
2033	5	11,348	19.4%	332,644	29.31	11.5%
2034	5	1,099	1.9%	71,297	64.86	2.5%
Thereafter	1	287	0.5%	8,500	29.58	0.3%
Total [2]	71	58,404	100.0%	$2,895,300	$49.57	100.0%

		1,578	Total Vacant [2]
		59,982	Total Square Feet [2]

1.
Leases currently under month to month or in process of renewal.
2.
Totals may not foot due to rounding.

40	Table of Contents

Development and Redevelopment Activity
Supplemental Report – December 31, 2024

					Acadia's Pro-rata Share
Property	AKR Pro-rata share	Location	Estimated Stabilization	Est. Sq ft Upon Completion	Costs prior to development / redevelopment	Incurred costs since development / redevelopment	Total Costs to Date	Estimated Future Range		Estimated Total Range
CORE

Development:
Henderson Avenue Expansion(1)	100.0%	Dallas, TX	2027/2028	176,000	$23.9	$20.3	$44.2	$24.0	$124.0	$68.2	$168.2

Redevelopment:
City Center	100.0%	San Francisco, CA	2026	241,000	155.0	57.3	212.3	0.9	2.9	213.2	215.2
555 9th Street	100.0%	San Francisco, CA	TBD	149,000	141.7	14.3	156.0	10.7	20.7	166.7	176.7
840 N. Michigan Avenue	91.9%	Chicago, IL	TBD	87,000	152.3	0.1	152.4	TBD	TBD	TBD	TBD
Brandywine Holdings	100.0%	Wilmington, DE	2026	138,000	24.0	0.2	24.2	9.9	11.9	34.1	36.1
Westshore Expressway	100.0%	Staten Island, NY	TBD	55,000	18.6	—	18.6	TBD	TBD	TBD	TBD
Mark Plaza	100.0%	Edwardsville, PA	TBD	107,000	3.7	—	3.7	TBD	TBD	TBD	TBD
Bedford Green	100.0%	Bedford Hills, NY	TBD	91,000	50.7	—	50.7	TBD	TBD	TBD	TBD
Total Core Redevelopment					$546.0	$71.9	$617.9	$21.5	$35.5	$414.0	$428.0

Total Core Development and Redevelopment					$569.9	$92.2	$662.1	$45.5	$159.5	$482.2	$596.2

INVESTMENT MANAGEMENT

Development:
FUND III
Broad Hollow Commons	24.5%	Farmingdale, NY	2026/2027	TBD	$3.0	$4.7	$7.7	TBD	TBD	TBD	TBD

Redevelopment:
FUND IV
717 N. Michigan Avenue	23.1%	Chicago, IL	TBD	TBD	26.9	0.9	27.8	TBD	TBD	TBD	TBD
Total Investment Management Development and Redevelopment					$29.9	$5.6	$35.5	$—	$—	$—	$—

Total Core and Investment Management Development and Redevelopment					$599.8	$97.8	$697.6	$45.5	$159.5	$482.2	$596.2

Pre-Stabilized:
City Point (Fund II)	61.7%	Brooklyn, NY	2025/2026	536,198
640 Broadway (Fund III)	24.5%	New York, NY	2024/2025	4,637
210 Bowery (Fund IV)	23.1%	New York, NY	2024/2025	2,538
801 Madison (Fund IV)	23.1%	New York, NY	2024/2025	2,522
27 E 61st Street (Fund IV)	23.1%	New York, NY	2024/2025	4,177
1035 Third Avenue (Fund IV)	23.1%	New York, NY	2024/2025	7,634
651-671 West Diversey (Core)	100.0%	Chicago, IL	2026/2027	40,000
Route 6 Mall (Core)	100.0%	Honesdale, PA	2026	154,000
Mad River (Core)	100.0%	Dayton, OH	2027	126,000
664 N. Michigan Avenue (Core)	100.0%	Chicago, IL	2026	17,000

1.
The Company intends to partner with Ignite-Rebees DevCo LLC, and expects to retain a 95% interest.

41	Table of Contents

Important Notes
Supplemental Report – December 31, 2024

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding (i) gains (or losses) from sales of depreciated properties; (ii) depreciation and amortization; (iii) impairment of depreciable real estate properties; (iv) gains (losses) from change in control and (v) after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its RCP investments such as Albertsons in FFO.

The Company also provides another supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, stock-based compensation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

The Company may also provide from time to time another supplemental disclosure of operating performance, FFO Before Special Items. The Company defines FFO Before Special Items as FFO adjusted for certain unusual items including (i) charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio; (ii) the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its RCP investments such as Albertsons and (iii) any realized income or gains from the Company’s investment in Albertsons.

It should be noted that the Company’s methods of calculating FFO, AFFO or FFO Before Special Items may be different from methods used by other REITs and, accordingly, may not be comparable to such metrics used by other REITs. FFO, AFFO and FFO Before Special Items do not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. None of these measures should be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, same-property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and same-property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and same-property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

42	Table of Contents